SUPPLEMENT DATED MARCH 12, 2018 TO THE

STATEMENT OF ADDITIONAL INFORMATION

OF VANECK VECTORS ETF TRUST

Dated September 1, 2017

(as supplemented)

This Supplement updates certain information contained in the above-dated Statement of Additional Information (“SAI”) for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF (each, a “Fund” and collectively, the “Funds”), each a series of the Trust. You may obtain copies of the Funds’ Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective March 12, 2018, George Chao was replaced as a portfolio manager for the Funds by Guo Hua (Jason) Jin. Accordingly, the SAI is supplemented as follows:

1.	The information respecting George Chao in the “Management – Other Accounts Managed by the Portfolio Managers – Van Eck Associates Corporation” section of the SAI is hereby deleted in its entirety and replaced with the following:

As of the date indicated below, Messrs. Colby, Jin, Liao and Rodilosso managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of December 31, 2017)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Guo Hua (Jason) Jin	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0

Although the funds in the Trust that are managed by Messrs. Colby, Jin, Liao and Rodilosso may have different investment strategies, each has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Colby, Jin, Liao and Rodilosso or the Adviser.

2.	The information respecting George Chao in the “Management – Portfolio Manager Share Ownership” section of the SAI is hereby deleted in its entirety. Additionally, the following sentence is added after the third table in the “Management – Portfolio Manager Share Ownership” section of the SAI:

As of December 31, 2017, Mr. Jin did not own any Shares of the Funds.

Please retain this supplement for future reference.